December 10, 1997 among Cogen, LLC and the banks ("Banks") party to the Credit Agreement, dated as of September 15, 1997, among Cogen, LLC, the Banks and Chase.

                                                              Exhibit 10.27.5




                         AMENDMENT AND CONSENT

               AMENDMENT AND CONSENT, dated as of December 10, 1997 (this "Amendment and Consent"), among NRG (MORRIS) COGEN, LLC (the "Borrower"), a Delaware corporation, and the banks party to the Credit Agreement (as defined below) (the "Banks").

                               RECITALS

     WHEREAS, the Borrower entered into that certain Construction and Term Loan Agreement, dated as of September 15, 1997 (the "Credit Agreement"), with the Banks, The Chase Manhattan Bank as agent for the Banks (in such capacity, the "Agent Bank") and The Chase Manhattan Bank as collateral agent for the Banks (in such capacity, the "Collateral Agent"), to obtain funds to finance the ownership, development, engineering, construction, start-up, testing, operation and maintenance of an approximately 117 MW gas fired cogeneration plant in Morris, Illinois (the "Project"). Capitalized terms used but not defined in this Amendment and Consent shall have the meanings given to such terms in the Credit Agreement;

               WHEREAS, pursuant to the Membership Interest Purchase Agreement, dated as of the date hereof (the "Purchase
     Agreement"), between NRG Energy and NRGG Funding Inc., a
     Delaware corporation ("NRGG Funding"), NRG Energy is transferring all of its equity interests in the Borrower to NRGG Funding;

               WHEREAS, the Borrower and the Banks would like to amend the Credit Agreement as set forth herein to reflect the transactions contemplated by the Purchase Agreement and the documents executed in connection therewith;

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Banks hereby agree as follows:

               Section 1.  Amendments.

                    1.1.  Section 1.1 of the Credit Agreement is
     hereby amended by inserting the following definitions after the definition of "Equity Commitment Agreement" therein:

                    "Equity Guarantee" shall mean the Equity
          Commitment Guaranty, dated as of December 10, 1997, by NRG Energy in favor of the Borrower and the Collateral Agent.

                    "Equity Guarantor" shall mean NRG Energy.

                    1.2.  Section 1.1 of the Credit Agreement is
     hereby amended by inserting the following definition after the definition of "NRG Morris Consent" therein:

                    "NRGG Funding" shall mean NRGG Funding Inc., a Delaware corporation.

                    1.3.  The definition of "Financing Documents" in
     Section 1.1 of the Credit Agreement is hereby amended by deleting " and" after the word "Consents" in the second line thereof and replacing such deleted text with ","; and is hereby further amended by inserting the words " and the Equity Guarantee" after the words "Equity Commitment Agreements" in the second line thereof.

                    1.4.  The definition of "Pledge Agreement" in
     Section 1.1 of the Credit Agreement is hereby amended by deleting the current definition in its entirety and replacing such deleted provision with the following:

          "Pledge Agreement" shall mean the Pledge and Security
          Agreement, dated as of December 10, 1997, among NRGG
          Funding, NRG MI and the Collateral Agent.

                    1.4. Section 3.2(a) of the Credit Agreement is hereby amended by inserting " the Equity Guarantor," after "any Equity Contributor," in the tenth line thereof.

                    1.5. Section 8.1(f) of the Credit Agreement is hereby amended by deleting " or" in the second line thereof and replacing such deleted text with ","; and is hereby further amended by inserting " or the Equity Guarantor if it has continuing obligations under the Equity Guarantee" at the end of such Section.

               Section 2. Consent. Each Bank hereby (a) consents to the transactions contemplated in the Purchase Agreement and
     (b) agrees that the transfer by NRG Energy of its membership interests in the Borrower to NRGG Funding pursuant to the Purchase Agreement constitutes a Permitted Transfer (as defined in the Pledge and Security Agreement, dated as of September 15, 1997 (the "Original Pledge Agreement"), among NRG Energy, NRG MI and the Collateral Agent) under Section 4.1(a) of the Original Pledge Agreement.

               Section 3. Amendments and Consent Limited Precisely as Written; Ratification; References. The amendments and the consent herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of, any other term or condition in the Credit Agreement or any of the documents referred to herein or therein. Except as expressly amended hereby, the Credit Agreement is ratified and confirmed in all respects. On and after the date hereof, whenever the Credit Agreement is referred to in any of the Transaction Documents or in any of the other documents or papers to be executed and delivered in connection therewith or with the Credit Agreement, such term shall be deemed to mean the Credit Agreement as amended hereby.

               Section 4. Governing Law. This Amendment and Consent shall be construed in accordance with and shall be governed by the Laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law).

               Section 5.  Waiver of Jury Trial.  EACH OF THE
     BORROWER AND THE BANKS HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT AND CONSENT OR ANY MATTER ARISING HEREUNDER.

               Section 6.  Headings Descriptive.  The headings of
     the several Sections of this Amendment and Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment and Consent.

               Section 7. Counterparts. This Amendment and Consent may be executed in one or more counterparts and when signed by all parties listed below shall constitute a single binding agreement.


     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties have caused this Amendment and Consent to be duly executed by their officers thereunto duly authorized as of the day and year first written above.


                                   NRG (MORRIS) COGEN, LLC


                                                                 By:  /s/ Craig
                                        Mataczynski
                                        Name:  Craig Mataczynski
                                        Title: President


                                   THE CHASE MANHATTAN BANK,
                                        as a Bank


                                   By:  /s/ Kevin P. O'Neill
                                        Name:  Kevin P. O'Neill
                                        Title: Vice President

                                   THE BANK OF NEW YORK


                                   By:  /s/ John N. Watt
                                        Name:  John N. Watt
                                        Title: Vice President


                                   NATEXIS BANQUE


                                   By:  /s/ D.J.R. Osten
                                        Name:  D.J.R. Osten
                                        Title: First V.P.


                                   THE SUMITOMO TRUST AND BANKING
                                   COMPANY, LTD.


                                   By:  /s/ Suraj P. Bhatia
                                        Name:  Suraj P. Bhatia
                                        Title: Senior Vice President